Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY
ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of KKR Real Estate Finance Trust Inc. (the “Company”) for the quarterly period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mostafa Nagaty, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Mostafa Nagaty
Mostafa Nagaty
Chief Financial Officer
(Principal Financial Officer)

October 26, 2020

*    The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.